                                                                  EXHIBIT 10.50


                     JOHN DEERE MASTER LEASE AGREEMENT

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LESSEE'S NAME (Last Name First)                      LEASE NUMBER
& MAILING ADDRESS (Including Zip Code
                                                         030-0052202-000
     I-PAC MANUFACTURING INC.                        ---------------------------------------------------
     1958 KELLOGG AVE.                               LESSEE'S SOC. SEC. NO. (First Signer)
     CARLSBAD, CA 92008                              OR TAX IDENTIFICATION NO. IF CORPORATION
                                                         330415028
--------------------------------------------------------------------------------------------------------
LESSEE'S NAME (Last First Name)                      COUNTY LOCATION
& MAILING ADDRESS (Including Zip Code)
                                                         SAN DIEGO
     PHOTOMATRIX, INC.                               ---------------------------------------------------
     1958 KELLOGG AVE.                               LESSOR'S NAME & ADDRESS (Including Zip Code)
     CARLSBAD, CA 92008
                                                         DEERE CREDIT, INC.
                                                         1415 28th STREET -- P.O. BOX 65090
                                                         WEST DES MOINES, IA 50265-0090
--------------------------------------------------------------------------------------------------------


1.   TERM-LEASE PAYMENTS
     Lessor leases to Lessee, and Lessee leases from Lessor, the equipment described in one of more Schedules, attached to and incorporated into this Lease, executed by Lessor and Lessee from time to time, for the period specified in each such Schedule (the "Lease'). (The term "Equipment" as used herein shall refer collectively to the equipment described in all Schedules.) A Schedule may provide for one or more Renewal Terms in addition to the initial Lease Term. If Renewal Terms are provided for, the Schedule will automatically renew for the Renewal Term(s) unless Lessee gives Lessor written notice of its intent not to renew at least 60 days prior to the end of the appropriate term. If Lessor receives such notice, the Schedule shall be terminated on the date the present term expires.

     Lessee agrees to pay Lessor Lease Payments in accordance with the payment schedules shown on the various Schedules. If Renewal Terms are provided for, the Schedules will also provide for Lease Payments during the Renewal Terms. Any Lease Payment not made when due shall bear interest from its due date until paid at the highest rate permitted by law. Any Lease Payment received from Lessee may be applied, at Lessor's choice, to what Lessee owes under this Lease or under any other lease agreement between Lessee and Lessor, in spite of any instructions from Lessee.

2.   OPTION TO PURCHASE
     Provided Lessee is not in default under any provision of this Lease Agreement or any Schedule, at the expiration of the Lease Term or any Renewal Term (if applicable), Lessee shall have the option to purchase any particular piece of Equipment for the Option Purchase Price set forth on the applicable Schedule or, if no Option Purchase Price is so set forth, for its fair market value at the time the option is exercised. If Lessee fails to exercise the option to purchase on or before expiration of the Lease, the Option Purchase Price shall be revoked. Fair market value will be determined by Lessor with reference to recent sales of used Equipment of similar type and condition.

     Lessee must notify Lessor in writing not less than 60 days prior to the end of the Lease Term or Renewal Term (if applicable) that Lessee intends to exercise this Option to Purchase. Lessor will send to Lessee applicable sale documents to be executed in consummation of sale. Any applicable sales tax shall be added to the Option Purchase Price in accordance with the laws of the state of Lessee's business operation.

3.   ASSIGNMENT
     LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, (A) ASSIGN, TRANSFER OR PLEDGE THIS LEASE, THE EQUIPMENT OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR (B) PERMIT THE EQUIPMENT OR ANY PART THEREOF TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. Any assignment without such consent shall be void. Lessee's obligation to pay rent under this Lease shall not, as to any assignee of Lessor, be subject to any diminution arising out of any breach of any obligation of Lessor hereunder or other liability of Lessor to Lessee.

4.   RETURN OF EQUIPMENT
     With respect to each piece of Equipment, upon early termination of this Lease or if the above option to purchase is not exercised, at the expiration of the term of this Lessee, Lessee shall return the Equipment, at Lessee's expense, to Lessor at a place designated by Lessor no more than 50 miles from the place of delivery shown on the applicable Schedule. The Equipment, when returned, shall be in as good condition as it is when delivered to Lessee, reasonable wear thereof excepted. Reasonable wear of tires and undercarriage, as applicable, shall be interpreted as 50% remaining, useful life upon return of Equipment.

     Upon termination of this Lease, if any option to purchase is not exercised and Lessee fails to return the Equipment as described above, Lessee shall be obligated to make monthly payments to Lessor which shall be equal to the greatest payment amount provided for in the terminated Schedule. This obligation shall continue until Lessor regains possession of the Equipment.

5.   EARLY TERMINATION
     Provided Lessee is not in default under any provision of this Lease, Lessee may request that this Lease be terminated prior to the expiration of the term of this Lease with respect to the Equipment or any item thereof. If such request is made Lessor and Lessee will use reasonable efforts to arrange for a sale to a third party. This Lease shall be continued until such a sale is consummated (or until the term of this Lease expires, whichever is earlier) and Lessee shall continue to make Lease Payments. Lessee shall return the Equipment to Lessor as provided in Section 4 and pay to Lessor the excess, if any, of the Termination
     Value on the date of sale over the net sale price (after deducting all costs and expenses incurred by Lessor in connection with the sale) received or to be received by Lessor.

6.   DEFAULT
     Lessee shall be in default under this Lease if any of the following events occur:

     6.1 Lessee fails to make any Lease Payment or pay other sums due hereunder within ten (10) days after the same shall become due.

     6.2 Lessee fails to maintain any insurance required hereunder in effect or fails to comply with the requirements of any such insurance.

     6.3 Lessee, without Lessor's prior written consent, attempts to assign this Lease or voluntarily or involuntarily removes the Equipment from the United States, or sells, transfers, encumbers, parts with possession of or sublets any item of Equipment.

     6.4 Lessee shall commit an act of bankruptcy or become insolvent or bankrupt, shall make an assignment for the benefit of creditors, shall cease doing business as a going concern, if bankruptcy, reorganization or insolvency proceedings are instituted by or against Lessee, or if Lessee shall suffer an adverse material change in its financial condition which causes Lessor to deem itself or any of the Equipment to be insecure.

     6.5 Lessee fails to perform or observe any other covenant or condition herein and such failure continues for a period of ten (10) days after written notice thereof is sent to Lessee by Lessor.

7.   REMEDIES OF LESSOR
     Upon default of Lessee, under this Lease or under any other lease agreement between Lessee and Lessor, Lessor may, without notice to or demand upon Lessee, exercise any one or more of the following remedies:

     7.1 Declare all unpaid rent for the full term of this Lease immediately due and payable, together with all expenses of collection by suit or otherwise, including reasonable attorney's fees.

     7.2 Terminate this Lease immediately with respect to the Equipment or any portion thereof and/or terminate any other lease agreement between Lessee and Lessor.

     7.3 Take possession of the Equipment (which Lessee shall surrender on demand).

     7.4 Sell the Equipment or any portion thereof at public or private sale and without demand on Lessee for payment or notice of intention to sell, retain the proceeds of any such sale, and, unless previously terminated under Section 7.2, terminate this Lease as of the date of such sale. If the proceeds, after deducting all costs and expenses incurred in connection with the recovery, repair, storage and sale of the Equipment and after deducting any Lease Payments and other obligations of Lessee due and unpaid thereunder on the date of the sale, including interest on past due Lease Payments, are less than the Termination Value on the date of termination, Lessee shall immediately pay Lessor the difference.

     7.5 Exercise any other remedy provided by law, including the recovery of damages caused by Lessee's failure to perform or observe any covenant or condition of this Lease.

                                                  (CONTINUED ON REVERSE SIDE)


ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES ON REVERSE SIDE ARE A
                             PART OF THIS AGREEMENT

NOTICE: THE DEALER HAS NO AUTHORITY TO MAKE ANY REPRESENTATION OR PROMISE ON BEHALF OF LESSOR OR TO MODIFY THE TERMS OF THIS LEASE IN ANY WAY.

LESSEE'S                                  LESSOR'S
NAME        I-PAC MANUFACTURING INC.      NAME          DEERE CREDIT, INC.
       -------------------------------             ---------------------------

/s/    PAT W. MOORE CEO     1-12-99
-----------------------  -------------
(Lessee's Signature)     (Date Signed)

     PHOTOMATRIX, INC.
/s/  PAT W. MOORE  CEO     1-12-99                 /s/  JULIA STEINHARTE
-----------------------  -------------             ----------------------------
(Lessee's Signature)     (Date Signed)             (Authorized Signature)

                                                    DATE ACCEPTED:  1-25-99
-----------------------  -------------
(Lessee's Signature)     (Date Signed)


-----------------------  -------------
(Lessee's Signature)     (Date Signed)

8.   NEW EQUIPMENT WARRANTY
     Lessee acknowledges and agrees (a) that the Equipment was selected by Lessee; (b) that Lessee is satisfied that the same is suitable for its purpose; (c) that Lessor is not a manufacturer thereof nor a dealer in property of such kind; and (d) THAT LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE MERCHANTABILITY, AND CONDITION, QUALITY, DESCRIPTION, DURABILITY, OR SUITABILITY OF ANY SUCH UNIT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE. Lessor hereby assigns to Lessee, to the extent assignable, any warranties, covenants, and representations of the vendor with respect to the Equipment, provided that any action taken by Lessee by reason thereof shall be at the sole expense of the Lessee and shall be consistent with Lessee's obligations pursuant to the terms of this agreement.

9.   INSURANCE
     9.1 Lessee, at its own expense, will carry public liability insurance having an endorsement for contractual liability on the Equipment with minimum liability limits in the amounts of $1,000,000 per occurrence for bodily injury, including death, and in the minimum amount of $250,000 per occurrence for property damage.

     9.2 Lessee, at its own expense, shall keep the Equipment insured against all risk of physical damage for no less than its actual cash value. Such insurance shall include a loss payable clause made out in favor of Lessor.

     9.3 Lessee shall deliver to Lessor Certificates or other evidence satisfactory to Lessor that insurance is maintained as required under Sections 9.1 and 9.2. If Lessee fails to deliver such Certificates or other evidence of insurance to Lessor upon request. Lessor shall have the right, but shall not be obligated, to purchase such insurance and Lessee will reimburse Lessor for the cost thereof upon demand.

10.  LOSS OR DAMAGE TO EQUIPMENT
     All risk of loss or damage to the Equipment is assumed by Lessee until it is returned to Lessor at the expiration of the term of this Lease or such earlier termination as may occur under the provisions of Sections 5 and 7 of this Lease. If a damaged item is capable of being repaired for a cost less than its actual cash value, Lessee shall repair it at his own cost. The proceeds of any insurance which may become available as a result of damage to the Equipment may be applied to the repair of the Equipment or to payment of any obligation of Lessee hereunder, at the sole discretion of Lessor. Inadequacy of such insurance proceeds to cover the cost of repairs does not excuse or diminish Lessee's obligation to repair. If an item is lost, stolen, destroyed or damaged beyond repair, insurance proceeds shall be paid over to Lessor. Any salvage shall be disposed of as the Insurance Company and/or Lessor may elect. If the sum of the insurance proceeds and the salvage proceeds, if any, is less than the Termination Value of the affected Equipment on the date of loss, Lessee shall promptly pay the difference to Lessor.

11.  LIABILITY
     Lessee assumes all risk and liability for and shall hold Lessor and its assigns harmless from all claims, liabilities or expenses for injuries or death to persons or loss or damage to property allegedly caused by the Equipment or arising out of the use, possession or transportation thereof. Lessee's liability hereunder shall not be limited to the amounts of insurance required under Section 9.

12.  FEES AND PROPERTY TAXES
     12.1 For the equipment, Lessor will file the requisite periodic reports or returns with the appropriate taxing jurisdiction(s), UNLESS OTHERWISE REQUIRED BY LAW. Lessor shall bill Lessee and Lessee agrees to pay to Lessor, all taxes, fees and assessments, including penalties, interest or fines assessed or levied by any taxing authority during the Lease Term, excluding taxes assessed on Lessor's income. If any applicable taxes, fees or assessments during the Lease Term are unknown or uncertain, Lessor will reasonably estimate such taxes and will bill Lessee therefor, and Lessee agrees to pay to Lessor such estimates.

     12.2 If the location of the Equipment has been changed to another taxing jurisdiction or the exempt status of the Equipment has been changed, Lessee shall, in time for Lessor to file such a return or report, notify Lessor in writing regarding such changes at the following address:
                 DEERE CREDIT, INC.
                 TAX DEPARTMENT
                 JOHN DEERE ROAD
                 MOLINE,IL 61265

     12.3 If Lessor is required to file any returns or reports or pay any fees or taxes for which Lessee is obligated hereunder, Lessee shall promptly reimburse Lessor for its payment of said fees and taxes and shall pay any additional sales, rental or use tax imposed on such reimbursements. If Lessee fails to pay any fees or taxes it is required to pay. Lessor shall have the right, but not the obligation, to pay such fees or taxes together with penalties or fines and Lessee will promptly reimburse Lessor for any amounts paid by Lessor.

     12.4 If any amounts which Lessee is required to reimburse Lessor are not reimbursed within 30 days of demand by Lessor, then such amounts shall bear interest at the highest contract rate permitted by law, from the time of payment by Lessor until paid by Lessee.

     12.5 In addition, the amount of any tax, fee, penalty or fine which is Lessee's responsibility but which Lessor pays, if not reimbursed to Lessor by Lessee within 30 days of demand by Lessor, shall bear interest at the highest contract rate permitted by law, from the time of payment by Lessor until paid by Lessee.

13.  INTENDED USE OF EQUIPMENT
     Lessee agrees that the Equipment will not be used for personal, family or household use.

14.  SERVICE AND USE
     Lessee agrees to care for the Equipment in a careful and prudent manner, to cause the Equipment to be operated and maintained in accordance with the manufacturer's operator's manuals, maintenance manuals, technical manuals, and other instructions concerning operation and maintenance, and to perform all maintenance and make any and all repairs which may be necessary to keep the Equipment in as good condition as it is when delivered to Lessee, reasonable wear thereof excepted. All maintenance and repairs shall be made at Lessee's expense unless covered by warranty or by insurance as provided in Section 9. Lessee shall comply with and conform to all laws and regulations relating to ownership, possession, use and maintenance of the Equipment and with all conditions of policies of insurance on the Equipment. Lessee will not install any accessory or device on the Equipment (except such as may be removed without in any way affecting the originally intended function or use of the Equipment). Lessor shall be entitled to inspect the Equipment at the location of Lessee during reasonable business hours. It is contemplated that the Equipment will not be operated for more than the maximum number of hours shown on the applicable Schedule, and Lessee agrees to pay the excess use charge shown on such Schedule for each hour the Equipment is used in excess of such time. If there is an hour meter furnished. Lessee agrees to keep it connected to the Equipment and in good working condition at all times and that it is to be used as the conclusive basis of the number of hours of operation.

15.  CONSTRUCTION
     This Lease shall not be construed as conveying to Lessee any right, title, or interest in or to the Equipment or its proceeds except as Lessee. Except as provided in Section 2, all right, title and interest in and to the Equipment shall at all times remain in Lessor.

16.  DESIGNATION OF OWNERSHIP
     If at any time during the term hereof, Lessor supplies Lessee with labels, plates or other markings stating that the Equipment is owned by Lessor, Lessee shall affix and keep the same upon a prominent place on the Equipment. Lessor may request and Lessee agrees to execute Uniform Commercial Code Financing Statements, and such statements or their filing shall not be deemed to negate the construction of this Lease as a lease. Lessee agrees to execute any and all additional instruments necessary to perfect Lessor's interest in this Lease, the payments due hereunder and the Equipment.

17.  SECURITY DEPOSIT
     If an amount is shown as a "Security Deposit" on any Schedule, Lessor may, but shall not be obligated to, apply the Security Deposit, or any portion thereof, to cure any default by Lessee, in which event Lessee shall promptly restore the Security Deposit to the full amount specified. Upon fulfillment by Lessee of all of the covenants and conditions of this lease, including the obligation to reimburse Lessor for any amounts as set forth in Section 12, Lessor shall return to Lessee the amount of the Security Deposit, without interest.

18.  TERMINATION VALUE
     With respect to each piece of Equipment, "Termination Value", as used in this Leased, shall be a sum equal to: (a) the total of all Lease Payments for the present term (excluding any sales tax included in such Leased Payments) which are not yet due on the date of the loss under
     Section 10 or the date of sale under Sections 5 and 7; (b) plus the Residual Value which was used in calculating payments due under the present term; (c) minus the unearned finance income component included in the Lease Payments for the present item not yet due on such date, calculated using the "Actuarial" method and treating any federal income tax credit retained by Lessor as a payment. Upon request, Lessor will advise Lessee of the amount of the Termination Value to be used in computing Lessee's obligations under Sections 5, 7 or 10.

19.  CONTROLLING LAW
     EXCEPT AS PROHIBITED BY THE LAW OF THE STATE OF LESSEE'S RESIDENCE, THE CONSTRUCTION AND VALIDITY OF THIS LEASE SHALL BE CONTROLLED BY THE LAW OF THE STATE OF IOWA, WHERE THIS LEASE IS ACCEPTED AND ENTERED INTO.


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                                                          GENERAL INFORMATION
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
LESSEE NAME AND ADDRESS                                                LEASE NUMBER               ACCOUNT #, SS# OR TAX ID #
I-PAC MANUFACTURING INC., 1958 KELLOGG AVE., CARLSBAD, CA 92008             030-                         330415028
                                                                        0052202-000
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CO-LESSEE NAME AND ADDRESS                                                                       ACCOUNT #, SS# OR TAX ID #
PHOTOMATRIX, INC.: 1958 KELLOGG AVE. CARLSBAD, CA 92008                                                  953267788
-------------------------------------------------------------------------------------------------------------------------------
SUPPLIER'S (DEALER'S) NAME AND ADDRESS (Place of Delivery)                                            DEALER ACCOUNT NO.
DEERE CREDIT, INC.: 1415 28TH STREET, W DES MOINES, IA 50265                                                 79-0000
-------------------------------------------------------------------------------------------------------------------------------
LESSOR
DEERE CREDIT, INC., 1411 28TH ST., WEST DES MOINES, IA 50265

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                                                         EQUIPMENT DESCRIPTION
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
QTY.   MANUFACTURING  MODEL           EQUIPMENT DESCRIPTION       SERIAL NUMBER      MAX HRS. EXCESS       CHRG HR. METER
001        SEE          1               SEE ATTACHED              SEE EXHIBIT A           /YR                   $0.00




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
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
EQUIPMENT LOCATION             CITY          STATE       EQUIPMENT USAGE     PHYSICAL DAMAGE INSURANCE
Check here if OUTSIDE          CARLSBAD       CA         / / AGRICULTURAL     / / JOIN DEERE INSURANCE PURCHASED
city limits: / /               --------------------
                               COUNTY        ZIP CODE    /X/ COMMERCIAL       / / PROOF OF INSURANCE ATTACHED
                               SAN DIEGO      92008      / / INDUSTRIAL
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
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
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                                                      PAYMENT INFORMATION
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
COMMENCEMENT DATE   TERMINATION DATE   PURCHASE OPTION PRICE  NO OF PAYMENTS   LEASE PAYMENT   USE TAX     TOTAL LEASE PAYMENT
      1/20/99           12/20/00            $55,000.00               1          $16,000.00     $1,240.00        $17,240.00
-------------------------------------------------------------------------------------------------------------------------------
                                                                     1          $ 8,000.00     $  620.00        $ 8,620.00
-------------------------------------------------------------------------------------------------------------------------------
                                                                    21          $10,875.00     $  842.82        $11,717.82
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/X/ MONTHLY PAYMENTS                    DATE MONTHLY PMTS BEGIN                 Payments are due on day: 20
                                                1/20/99
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/ / PAYMENTS OTHER THAN               -----------------------------------------------------------------------------------------
    MONTHLY                           -----------------------------------------------------------------------------------------
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/ / PAYMENT SCHEDULE ATTACHED (Optional)
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ADVANCE LEASE PAYMENT               $17,240.00               Advance Includes the first 1 Payment(s) and Last 0 Payment(s).
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SECURITY DEPOSIT                              $0.00    LESSEE HEREBY DEPOSITS WITH LESSOR THE SUM SHOWN AT THE LEFT AS A SECURITY
                                                       DEPOSIT FOR THE FAITHFUL PERFORMANCE BY LESSEE OF THE COVENANTS AND
                                                       CONDITIONS OF THE LEASE.
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

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                                                      SIGNATURES
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

By  /s/  PAT W. MOORE                   Date    1/12/99                  By  /s/ PAT W. MOORE     DATE   1/12/99
   -------------------------                 --------------                 --------------------       -------------
   PAT W. MOORE      CEO                                                    PHOTOMATRIX, INC.
                                                                             PAT W. MOORE    CEO

By                                      Date                             By                      Date
  ----------------------------                ---------------               ------------------         -------------


By                                      Date
  ----------------------------                ---------------


By                                      Date
  ----------------------------                ---------------


-------------------------------------------------------------------------------------------------------------------------------
 LESSOR: DEERE CREDIT, INC.                  By:   Julia Steinharte          Title: Auditor                Date:  1-25-99
-------------------------------------------------------------------------------------------------------------------------------
                                                            DELIVERY ACKNOWLEDGMENTS
-------------------------------------------------------------------------------------------------------------------------------

The equipment listed above and Operator's Manuals were received on this date, and the safe operation and proper servicing of the
Equipment were explained to me. I have also received the written warranty applicable to the Equipment and understand that my rights are limited as set forth therein.

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OPERATOR'S MANUAL ISSUE #                     LESSEE'S SIGNATURE                                       DATE
                                                 Pat W. Moore                                               1/12/99
-------------------------------------------------------------------------------------------------------------------------------
The Equipment listed above was carefully prepared for delivery, inspected and adjusted according to factory recommendations before delivery to lessee. Operation and service of the Equipment and the importance of following the instructions in the
Operator's Manual were explained to lessee.
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DEALER SIGNATURE                                                                                      DATE

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